Income Taxes (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Net operating loss carry-forwards	$ 108,348	$ 108,110
Tax credit carry-forwards	10,696	10,783
Depreciation & amortization	3,709	3,605
Other	185	78
Total deferred tax assets	122,938	122,576
Valuation allowance	(122,938)	(122,576)
Net deferred tax assets
Deferred tax liabilities:
Intangible assets	(2,345)	(2,345)
Net deferred tax liabilities	$ (2,345)	$ (2,345)